CORNERCAP SMALL-CAP VALUE FUND (the “Fund”),
a series of Managed Portfolio Series (the “Trust”)

Supplement dated September 13, 2024
to the Fund’s Prospectus and Statement of Additional Information (“SAI”),
each dated August 1, 2024

Departure of Portfolio Manager
Effective immediately, Joshua Tucker no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Tucker in the Prospectus and SAI are deleted.
Change to Investment Adviser’s Business and Pending Fund Liquidation
Pursuant to the terms of an Asset Purchase Agreement dated July 28, 2024 (the “Purchase Agreement”), the Adviser sold its advisory account assets to EP Wealth Advisors, LLC (“EP Wealth”) for cash consideration in a transaction (“Transaction”) that closed on September 13, 2024 (the “Closing Date”). Under the terms of the Purchase Agreement, however, EP Wealth and the Adviser agreed that the Adviser will continue to manage the Fund for a finite period of time (the “Management Period”), which is anticipated to conclude with the Fund’s liquidation and termination on or around the end of January 2025 (the “Liquidation Date”). Accordingly, as of the Closing Date, the Adviser’s only remaining advisory business is the management of the Fund and one other registered investment company client.
The Adviser will continue to manage the Fund in accordance with its investment objective and investment strategy until a date that is approximately five days prior to the Liquidation Date (the “Final Liquidation Period”), such Final Liquidation Period representing the Fund’s wind down period. In connection with the Transaction, the Adviser has entered into an agreement with respect to the Fund pursuant to which it has agreed to reduce the Fund's management fee it receives for its advisory services from 0.88% to 0.00% effective on September 13, 2024. Also effective September 13, 2024, the Adviser has voluntarily agreed to reduce the Fund’s operating expense limit from 0.95% to 0.25% of the Fund’s average daily net assets.
Shareholders of the Fund may redeem their shares at any time prior to the Liquidation Date. Shareholders remaining in the Fund during the Final Liquidation Period may bear increased transaction expenses incurred in connection with the final disposition of the Fund’s portfolio holdings, and shareholders remaining on the Liquidation Date will be automatically redeemed, with proceeds being sent to the shareholder of record in cash.
The redemption of shares held by a shareholder as part of the liquidation generally will be considered a taxable event for federal income tax purposes and may cause shareholders to recognize a gain or loss. Before the Liquidation Date, the Fund may make distributions of income and capital gains. These distributions will have the tax and other consequences described in the Fund’s Prospectus and SAI. A shareholder should consult with the shareholder’s tax advisor to discuss the Fund’s impending liquidation and the tax consequences to the shareholder.
As the Fund nears the Final Liquidation Period, shareholders may make large and frequent redemptions in anticipation of the Fund’s impending liquidation, resulting in a material reduction in the Fund’s assets under management and the Adviser’s ability to efficiently manage the Fund’s portfolio. To the extent shareholder redemption activity causes the Fund’s assets to decrease to unanticipated levels during the Management Period

(prior to the Final Liquidation Period), the Fund may determine to liquidate prior to the Liquidation Date. The Fund may also liquidate prior to the Liquidation Date if the Fund’s investment portfolio is materially adversely affected by a prolonged market downturn or significant market volatility. In either case, early liquidation by the Fund will reduce the amount of time shareholders have to plan for their transition out of the Fund.

Please retain this supplement for future reference.

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